Exhibit 99.3

ITEM 1.	FINANCIAL STATEMENTS

LATTICE SEMICONDUCTOR CORPORATION
UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION

The following unaudited pro forma combined condensed financial statements have been prepared to give effect to the acquisition by Lattice Semiconductor Corporation ("Lattice") of SiliconBlue Technologies Ltd. ("SiliconBlue") on December 16, 2011. The unaudited pro forma combined condensed financial statements were prepared using the acquisition method of accounting in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic 805 "Business Combinations" and with the assumptions, reclassifications and adjustments described in the accompanying notes to the unaudited pro forma combined condensed financial statements. As of the date of the unaudited pro forma combined condensed financial statements, Lattice has not completed the valuation analysis and calculations in sufficient detail necessary to arrive at the required estimates of the fair market value of income and non-income based taxes and residual goodwill. Accordingly, the preliminary allocation of the purchase price used in the unaudited pro forma combined condensed financial statements is based upon preliminary estimates. These preliminary estimates and assumptions are subject to change during the measurement period (up to one year from the acquisition date) as Lattice receives additional information necessary to finalize the valuation of income and non-income based taxes and residual goodwill.
The unaudited pro forma combined condensed balance sheet as of October 1, 2011 reflects the acquisition as if it had been completed on October 1, 2011.
The unaudited pro forma combined condensed statements of operations for the nine months ended October 1, 2011 and for the year ended January 1, 2011 illustrate the effect of the acquisition of SiliconBlue as if it had occurred on January 1, 2010. The unaudited pro forma combined condensed statement of operations for the nine months ended October 1, 2011 combines the historical unaudited statement of operations of SiliconBlue for the nine months ended September 30, 2011 and the historical unaudited statement of operations of Lattice for the nine months ended October 1, 2011. The unaudited pro forma combined condensed statement of operations for the year ended January 1, 2011 combines the historical audited statement of operations of Lattice for the year ended January 1, 2011 and SiliconBlue's historical audited statement of operations for the year ended December 31, 2010.
Lattice utilizes a 52 or 53-week fiscal year ending on the Saturday closest to December 31. Fiscal 2010 was a 52-week year ending January 1, 2011. Fiscal 2011 is also a 52-week year and the third quarter of Fiscal 2011 ended on October 1, 2011. SiliconBlue utilizes a calendar year-end for financial reporting, thus the pro forma information is based on each entities' respective period-end date.
The pro forma combined condensed balance sheet and statement of operations were adjusted to reflect certain reclassification adjustments to conform SiliconBlue's presentation to Lattice's presentation. Refer to Note 3 for a description of these reclassification adjustments.
The unaudited pro forma combined condensed financial statements should be read in conjunction with the historical consolidated financial statements and accompanying notes contained in the Lattice Annual Report on Form 10-K for the year ended January 1, 2011 and the Lattice Quarterly Report on Form 10-Q for the period ended October 1, 2011 as well as the historical consolidated financial statements and accompanying notes for SiliconBlue contained in Exhibits 99.1 and 99.2 included herewith.
The unaudited pro forma combined condensed financial information is presented based on the assumptions and adjustments described in the accompanying notes that we believe are reasonable. The historical financial information has been adjusted to give effect to pro forma adjustments that are (1) directly attributable to the acquisition, (2) factually supportable, and (3) for the purposes of the pro forma combined condensed statements of operations, expected to have a continuing impact on the combined results of Lattice. The unaudited pro forma combined condensed financial statements do not reflect any operating efficiencies, cost savings or revenue enhancements that may be achieved by the combined companies. In addition, certain nonrecurring expenses expected to be incurred within the first twelve months after the acquisition are also not reflected in the pro forma statements.
The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred as of the date or during the periods presented nor is it necessarily indicative of future operating results or financial position.

LATTICE SEMICONDUCTOR CORPORATION
PRO FORMA COMBINED CONDENSED BALANCE SHEET
AS OF OCTOBER 1, 2011
(In thousands, unaudited)

	Lattice	SiliconBlue	Pro Forma Adjustments (Note 4)		Pro Forma Combined October 1, 2011
Assets
Current assets:
Cash and cash equivalents	$204,920	$3,335	$(66,583)	(a)	$141,672
Short-term marketable securities	62,316	—	—		62,316
Accounts receivable, net	53,482	1,489	—		54,971
Inventories	35,121	2,745	265	(b)	38,131
Prepaid expenses and other current assets	10,659	977	—		11,636
Total current assets	366,498	8,546	(66,318)		308,726
Property and equipment, net	38,735	363	—		39,098
Long-term marketable securities	7,389	—	—		7,389
Other long-term assets	11,790	79	—		11,869
Intangible assets	—	—	18,500	(c)	18,500
Goodwill	897	$—	42,927	(d)	43,824
Total assets	$425,309	$8,988	$(4,891)		$429,406

Liabilities, Redeemable Convertible Preference Shares and Stockholders' Equity (Deficit)
Current liabilities:
Accounts payable and accrued expenses	$35,498	$3,227	$647	(g)	$39,372
Accrued payroll obligations	10,265	473	—		10,738
Deferred income and allowances on sales to sell-through distributors	19,081	290	—		19,371
Debt	—	1,077	(1,077)	(e)	—
Total current liabilities	64,844	5,067	(430)		69,481
Long-term liabilities	8,492	1,192	(1,085)	(e)	8,599
Total liabilities	73,336	6,259	(1,515)		78,080
Redeemable convertible preference shares	—	66,297	(66,297)	(f)	—
Total stockholders' equity (deficit)	351,973	(63,568)	62,921	(f) (g)	351,326
Total liabilities, redeemable convertible preference shares and stockholders' equity (deficit)	$425,309	$8,988	$(4,891)		$429,406

See Accompanying Notes to Unaudited Pro Forma Combined Condensed Financial Statements.

LATTICE SEMICONDUCTOR CORPORATION
PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JANUARY 1, 2011
(In thousands, except per share data)
(unaudited)

	Lattice	SiliconBlue	Pro Forma Adjustments (Note 4)		Pro Forma Combined
Revenue	$297,768	$4,599	$—		$302,367
Costs and expenses:
Cost of products sold	117,943	7,485	—		125,428
Research and development	60,326	6,964	—		67,290
Selling, general and administrative	64,359	7,236	—		71,595
Acquisition related charges	—	—	3,212	(h)	3,212
Restructuring charges	11	—			11
	242,639	21,685	3,212		267,536
Income (loss) from operations	55,129	(17,086)	(3,212)		34,831
Other income (loss), net	2,474	(145)	(291)	(i) (j)	2,038
Income before provision for income taxes	57,603	(17,231)	(3,503)		36,869
Provision for income taxes	531	—	—		531
Net income (loss)	$57,072	$(17,231)	$(3,503)		$36,338

Net income per share:
Basic	$0.49				$0.31
Diluted	$0.48				$0.30

Shares used in per share calculations:
Basic	116,726				116,726
Diluted	120,143				120,143

See Accompanying Notes to Unaudited Pro Forma Combined Condensed Financial Statements.

LATTICE SEMICONDUCTOR CORPORATION
PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED OCTOBER 1, 2011
(In thousands, except per share data)
(unaudited)

	Lattice	SiliconBlue	Pro Forma Adjustments (Note 4)		Pro Forma Combined
Revenue	$248,196	$5,937	$—		$254,133
Costs and expenses:
Cost of products sold	100,062	4,659	—		104,721
Research and development	55,770	7,192	—		62,962
Selling, general and administrative	51,717	5,965	—		57,682
Acquisition related charges	—	—	2,210	(h)	2,210
Restructuring charges	4,982	—	—		4,982
	212,531	17,816	2,210		232,557
Income (loss) from operations	35,665	(11,879)	(2,210)		21,576
Other income (loss), net	1,179	(187)	(136)	(i) (j)	856
Income before provision for income taxes	36,844	(12,066)	(2,346)		22,432
Benefit for income taxes	(443)	—	—		(443)
Net income (loss)	$37,287	$(12,066)	$(2,346)		$22,875

Net income per share:
Basic	$0.32				$0.19
Diluted	$0.31				$0.19

Shares used in per share calculations:
Basic	117,990				117,990
Diluted	121,343				121,343

See Accompanying Notes to Unaudited Pro Forma Combined Condensed Financial Statements.

LATTICE SEMICONDUCTOR CORPORATION
NOTES TO COMBINED CONDENSED FINANCIAL STATEMENTS
(Unaudited)

Note 1 - Basis of Presentation:

The following unaudited pro forma combined condensed financial statements have been prepared to give effect to the acquisition by Lattice Semiconductor Corporation ("Lattice") of SiliconBlue Technologies Ltd. ("SiliconBlue") on December 16, 2011. The unaudited pro forma combined condensed financial statements were prepared using the acquisition method of accounting in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic 805 "Business Combinations" and with the assumptions, reclassifications and adjustments described in the accompanying notes to the unaudited pro forma combined condensed financial statements. As of the date of the unaudited pro forma combined condensed financial statements, Lattice has not completed the valuation analysis and calculations in sufficient detail necessary to arrive at the required estimates of the fair market values of income and non-income based taxes and residual goodwill. Accordingly, the preliminary allocation of the purchase price used in the unaudited pro forma combined condensed financial statements is based upon preliminary estimates. These preliminary estimates and assumptions are subject to change during the measurement period (up to one year from the acquisition date) as Lattice receives additional information necessary to finalize the valuation of the income and non-income based taxes and residual goodwill.
The pro forma adjustments are preliminary and based on management's estimates of the fair value and useful lives of the assets acquired and liabilities assumed and have been prepared to illustrate the estimated effect of the acquisition and certain other adjustments. The unaudited pro forma combined condensed balance sheet as of October 1, 2011 gives effect to the acquisition of SiliconBlue as if it was completed on that date, and was derived from the historical unaudited consolidated balance sheet of SiliconBlue as of September 30, 2011 combined with Lattice's historical unaudited consolidated balance sheet as of October 1, 2011.
The unaudited pro forma combined condensed statements of operations for the year ended January 1, 2011 and the nine months ended October 1, 2011 illustrate the effect of the acquisition of SiliconBlue as if it had occurred on January 1, 2010, and were derived from the historical audited consolidated statement of operations for SiliconBlue for the twelve months ended December 31, 2010 and the unaudited consolidated statement of operations for the nine months ended September 30, 2011, combined with Lattice's historical audited consolidated statement of operations for the year ended January 1, 2011 and unaudited consolidated statement of operations for the nine months ended October 1, 2011, respectively.
Lattice utilizes a 52 or 53-week fiscal year ending on the Saturday closest to December 31. Fiscal 2010 was a 52-week year ending January 1, 2011. Fiscal 2011 is also a 52-week year and the third quarter of Fiscal 2011 ended on October 1, 2011. SiliconBlue utilizes a calendar year-end for financial reporting, thus the pro forma information is based on each entity's respective period-end date.
The pro forma combined condensed balance sheet and statements of operations were also adjusted to reflect certain reclassifications to conform SiliconBlue's presentation to Lattice's presentation. Refer to Note 3 for a description of these reclassification adjustments.

Note 2 - Description of Acquisition:

On December 16, 2011, Lattice completed its previously announced acquisition of SiliconBlue for $63,248. The total purchase price was paid in cash, and no shares of stock or stock options were issued as part of the acquisition. Under the acquisition method of accounting, the total purchase price is allocated to the tangible and identifiable intangible assets acquired and liabilities assumed based on their estimated fair values. The purchase price was allocated using information currently available, and Lattice may adjust the preliminary purchase price allocation after obtaining more information regarding income and non-income based taxes and residual goodwill.

The purchase price in excess of the fair value of the tangible and identifiable intangible assets acquired less liabilities assumed is recognized as goodwill. The preliminary allocation of the purchase price estimated at the acquisition date is as follows:

Total preliminary purchase price		$63,248
Estimated fair value of net tangible assets acquired and liabilities assumed:
Cash and cash equivalents	$5,810
Accounts receivable	358
Inventories	2,563
Prepaid and other expenses	898
Property and equipment	349
Accounts payable	(1,122)
Accrued liabilities	(8,019)
		837
Estimated fair value of identifiable intangible assets acquired:
Developed technology	10,700
Customer relationships	7,800
		18,500
Estimated goodwill		$43,911

Note 3 - Reclassifications:

Certain reclassifications have been made to conform SiliconBlue's historical financial statements to Lattice's presentation. These reclassifications consisted of the following:

•	Prepaid inventory of $24 was reclassified to Prepaid expenses and other current assets as of September 30, 2011.

•	Software maintenance agreements of $685 was reclassified from Property and Equipment to Prepaid expenses and other current assets as of September 30, 2011.

•	Accounts payable of $759 and Accrued and other liabilities of $2,238 as of September 30, 2011 were reclassified to Accounts payable and accrued expenses.

•	Accrued payroll obligations of $473 was reclassified from Accrued and other liabilities to Accrued payroll obligations.

•	The current portion of Capital lease obligations of $703 was reclassified to Accounts payable and accrued expenses as of September 30, 2011.

•	The Revolving line of credit of $623, and the current portion of Long-term debt of $454 were reclassified to Debt as of September 30, 2011.

•	Preferred stock warrants liabilities of $220, long-term portion of Capital lease obligations of $169, and Long-term debt of $803 were reclassified to Long-term liabilities as of September 30, 2011.

•	Interest and other income, net of $98 and Interest and other expense, net of $243 were reclassified to Other income (loss) for the year ended December 31, 2010.

•	Interest and other income, net of $39 and Interest and other expense, net of $226 were reclassified to Other income (loss) for the nine months ended September 30, 2011.

Note 4 - Pro Forma Adjustments:

a. To record the cash acquisition price of SiliconBlue ($63,248) and eliminate SiliconBlue cash not acquired in the acquisition.

b. To record inventory fair value adjustment. Lattice expects the result of this fair-value adjustment to increase cost of sales by $265 during the 6 months immediately following the acquisition.

c. To record identifiable intangible assets identified in the acquisition of SiliconBlue, including developed technology of $10,700 and customer relationships of $7,800.

d. To record residual goodwill in the acquisition of SiliconBlue.

e. To eliminate SiliconBlue's revolving line of credit and term note with a financial institution paid off at closing of the acquisition. Additionally, includes the elimination of the warrant liabilities associated with the debt and related accrued interest and fees.

f. To eliminate redeemable convertible preference shares and historical shareholders' deficit of SiliconBlue.

g. Represents estimated non-recurring acquisition related costs such as legal, accounting, valuation, and other professional services and expenses associated with the acquisition, which Lattice has incurred or expects to incur subsequent to October 1, 2011. While presented in the Unaudited Pro Forma Condensed Combined Balance Sheet, these costs have been excluded from the Unaudited Pro Forma Condensed Combined Statements of Operations.

h. To record amortization of identifiable intangible assets and inventory step-up of SiliconBlue.

i. To eliminate interest expense associated with SiliconBlue's revolving line of credit and term loan paid off at date of acquisition.

j. To reduce interest income for the decrease in interest income determined by applying the average rate of return for the respective periods to the assumed decrease in Lattice's cash and cash equivalents and marketable securities of $63,248 used to fund the acquisition.